Supplement Dated August 19, 2013 to
Prospectuses Dated July 2, 2012 for
Titanium Investor Variable Annuity
Issued By
Protective Life Insurance Company
Titanium Annuity Variable Account
And
Titanium Investor Variable Universal Life
Issued By
Protective Life Insurance Company
Titanium Universal Life Variable Account

This Supplement amends certain information in your variable product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised that, on August 8, 2013, the shareholders of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II approved an Agreement and Plan of Reorganization (the “Plan”).  Pursuant to the Plan, after the close of the New York Stock Exchange on August 16, 2013, substantially all of the assets of the MFS® High Income Series of the MFS® Variable Insurance Trust were combined with the assets of the MFS® High Yield Portfolio.  Accordingly, the Sub-Account offered under your Contract that was investing in the MFS® High Income Series instead began investing in the MFS® High Yield Portfolio.

The MFS® High Yield Series has the same investment objective as the MFS® High Yield Portfolio and the same investment adviser- MFS Investment Management.

The range of Total Annual Portfolio Operating Expenses for the Funds, the Example of charges (only applicable to variable annuity contracts), and the fees disclosed in Certain Payments We Receive with Regard to the Portfolios, as set forth in your prospectus, have not changed as a result of these Portfolio mergers.